Exhibit 10.9
SHOULDER INNOVATIONS, INC.
STOCK OPTION PLAN
1.    PURPOSES OF THIS PLAN. The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide an additional incentive to Employees and other personnel and to promote the success of the Company’s business.
2.    DEFINITIONS. As used herein, the following definitions shall apply:
(a)    “Administrator” means, in accordance with Section 4, the Board, unless the Board delegates this authority to a Committee.
(b)    “Applicable Laws” means the requirements relating to the administration of stock option plans under domestic state corporate laws, federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options are granted under this Plan.
(c)    “Board” means the Board of Directors of the Company.
(d)    “Change in Control” means the occurrence of any of the following: (a) one (1) person (or more than one (1) person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company; provided that a Change in Control shall not occur if any person (or more than one (1) person acting as a group) owns more than fifty percent (50%) of the total fair market value or total voting power of the Company’s stock and acquires additional stock; or (b) one (1) person (or more than one (1) person acting as a group) acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately before such acquisition(s). Notwithstanding the foregoing, a Change in Control shall not occur unless such transaction constitutes a change in the ownership of the Company, a change in the effective control of the Company, or a change in the ownership of a substantial portion of the Company’s assets under Code Section 409A.
(e)    “Code” means the Internal Revenue Code of 1986, as amended.
(f)    “Committee” means a committee of Directors or other individuals appointed by the Board in accordance with Applicable Laws and Section 4.
(g)    “Common Stock” means the Common Stock of the Company.

(h)    “Company” means Shoulder Innovations, Inc., including any and all related entities as such is determined under Code Section 414.
(i)    “Disability” occurs when an Employee or other individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.
(j)    “Employee” means any person, including officers, employed by the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.
(k)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(l)    “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i)    If the Common Stock is listed on any established stock exchange or a national market system its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii)    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination; or
(iii)    In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator, in accordance with Applicable Laws.
(m)    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Code Section 422.
(n)    “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
(o)    “Option” means a stock option granted pursuant to this Plan.
(p)    “Option Award Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Award Agreement is subject to the terms and conditions of this Plan.
(n)    “Optioned Stock” means the Common Stock subject to an Option.
(o)    “Optionee” means the holder of an outstanding Option granted under this Plan.

(p)    “Plan” means this Shoulder Innovations, Inc. Stock Option Plan, as the same may be amended, restated or amended and restated from time to time.
(q)    “Securities Act” means the Securities Act of 1933, as amended.
(r)    “Share” means a share of Common Stock, as adjusted in accordance with Section 12.
3.    STOCK SUBJECT TO THIS PLAN.
(a)    Subject to Section 12 of this Plan, the maximum aggregate number of Shares that may be subject to Option under this Plan is 24,446,852 Shares, of which the maximum number of Shares that may be issued pursuant to Incentive Stock Options shall be 24,446,852.
(b)    If an Option expires or becomes unexercisable without having been exercised in full, the unexercised Shares that were subject thereto shall become available for future grants under this Plan (unless this Plan has terminated). However, Shares that have actually been issued under this Plan, upon exercise of an Option, shall not be returned to this Plan and shall not become available for future distribution under this Plan.
4.    ADMINISTRATION OF THIS PLAN.
(a)    Administrator. The Administrator shall be the Board and/or a Committee, if the Board delegates some or all of its responsibilities to a Committee.
(b)    Powers of the Administrator. The Administrator shall have the authority in its discretion:
(i)    to determine the Fair Market Value of Common Stock;
(ii)    to select the Employees and other individuals to whom Options may from time to time be granted hereunder;
(iii)    to determine the number of Shares to be covered by each such award granted hereunder;
(iv)    to approve forms of agreement for use under this Plan;
(v)    to determine the terms and conditions of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)    to prescribe, amend and rescind rules and regulations relating to this Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;
(vii)    to allow Optionees, to the extent permitted by Applicable Laws, to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;
(viii)    to amend the terms of any one (1) or more Options without the affected Employee’s consent if necessary to maintain the status of such Option as an Incentive Stock Option or, if necessary, to bring an Option into compliance with Code Section 409A and the related guidance thereunder; and
(ix)    to construe and interpret the terms of this Plan and any Options granted thereunder.
(c)    Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all parties, including Optionees.
5.    ELIGIBILITY. Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted to Employees and other individuals selected by the Administrator.
6.    LIMITATIONS.
(a)    Incentive Stock Option Limit. Each Option shall be designated in the Option Award Agreement as either an Incentive Stock Option or Nonstatutory Stock Option. However, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.
(b)    At-Will Relationship. Neither this Plan nor any Option shall confer upon any Optionee any right with respect to continuing the Optionee’s relationship with the Company (as an Employee, agent, service provider or otherwise), nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause, and with or without notice.
7.    TERM OF PLAN. Subject to stockholder approval in accordance with Section 18, this Plan shall become effective upon its adoption by the Board. Unless sooner terminated under Section 14, it shall continue in effect for a term of ten (10) years from the earlier of (i) the effective date of this Plan, or (ii) the date this Plan is approved by the Board.
8.    TERM OF OPTION. The term of each Option shall be stated in the Option Award Agreement; provided, however, that the term of each Option shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Award Agreement.
9.    OPTION EXERCISE PRICE AND CONSIDERATION.
(a)    Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as determined by the Administrator and stated in the Option Award Agreement, but shall be subject to the following:
(i)    In the case of an Incentive Stock Option:
(1)    If granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.
(2)    If granted to an Employee not referenced in subsection (1) above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.
(i)    In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.
(b)    Forms of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator at the time of grant. Such consideration may, in the Administrator’s discretion, consist of, without limitation, (1) cash, (2) check, (3) bank draft or money order payable to the Company, (4) any other method acceptable to the Administrator, or (5) any combination of the foregoing methods of payment. In making its determination as to the acceptable types of consideration, the Administrator shall ensure that the consideration is consistent with Applicable Laws.
10.    EXERCISE OF OPTION.
(a)    Procedure for Exercise; Rights as a Stockholder.
(i)    Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in an Option Award Agreement. An Option may not be exercised for a fraction of a Share.
(ii)    An Option shall be deemed exercised when the Company receives (i) written notice of exercise (in accordance with the Option Award Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Award Agreement and this Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of this Plan.
(iii)    Exercise of an Option shall result in a decrease in the number of Shares thereafter available under this Plan by the number of Shares as to which the Option is exercised.
(b)    Termination of Relationship. If an Optionee ceases to be an Employee or ceases to have a service provider relationship with the Company (as determined by the Company), such Optionee may exercise his or her Option within one (1) month of such termination, to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Award Agreement). If, on the date of the termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to this Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to this Plan.
(c)    Disability of Optionee. If an Optionee ceases to be an Employee or ceases to have a service provider relationship with the Company (as determined by the Company) as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within one (1) month of such termination, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Award Agreement). If, on the date of termination, the Optionee is not vested as to his or her or its entire Option, the Shares covered by the unvested portion of the Option shall revert to this Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to this Plan.
(d)    Death of Optionee. If an Optionee dies while an Employee or while providing services to the Company (as determined by the Company), the Option may be exercised within one (1) month following Optionee’s death, to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Award Agreement) by the Optionee’s designated beneficiary, provided such beneficiary has been designated prior to Optionee’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee’s estate. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to this Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to this Plan.
11.    LIMITED TRANSFERABILITY. Unless determined otherwise in writing by the Administrator, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee, only by the Optionee.
12.    ADJUSTMENTS; DISSOLUTION OR LIQUIDATION; MERGER OR CHANGE IN CONTROL.
(a)    Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under this Plan, may (in its sole discretion) adjust the number and class of Shares that may be delivered under this Plan and/or the number, class, and price of Shares covered by each outstanding Option.
(b)    Dissolution or Liquidation. To the extent permitted by Applicable Law, in the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.
(c)    Merger or Change in Control.
(i)    In the event of a merger of the Company with or into another entity, or a Change in Control, any or all outstanding Options may be assumed, converted or replaced by the successor or acquiring corporation (if any), which assumption, conversion or replacement will be binding on all Optionees. In the alternative, the successor or acquiring corporation may substitute equivalent Options or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Options). The successor or acquiring corporation may also substitute by issuing, in place of outstanding Shares of the Company held by the Optionee, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable to the

Participant than those which applied to such outstanding Shares immediately prior to such transaction described in this Section 12(c).
(ii)    In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Options, as provided above, pursuant to a transaction described in Section 12(c), then notwithstanding any other provision in this Plan to the contrary, such Options will expire on such transaction at such time and on such conditions as the Committee will determine. The Committee shall notify the Optionee that the Option will terminate at least five (5) days prior to the date on which the Option terminates. If any outstanding Option held by an Optionee is to be terminated (in whole or in part) pursuant to this paragraph, the Committee may, in its sole discretion, elect to accelerate the vesting and exercisability of each such Option such that the Option shall become vested and exercisable in full or part prior to the consummation of such transaction at such time and on such conditions as the Committee shall determine in its sole discretion.
(iii)    Subject to any greater rights granted to Optionees under the foregoing provisions of this Section 12(c), in the event of the occurrence of any transaction described in Section 12(c), any outstanding Options will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets

13.    TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or such later date as is determined by the Administrator. Notice of the determination shall be given to each Employee or other individual to whom an Option is so granted within a reasonable time after the date of such grant.
14.    AMENDMENT AND TERMINATION OF THIS PLAN.
(a)    Amendment and Termination. The Board may at any time amend, alter, suspend or terminate this Plan.
(b)    Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment or termination to the extent necessary and desirable to comply with Applicable Laws.
(c)    Effect of Amendment or Termination. No amendment, alteration, suspension or termination of this Plan shall impair the rights of any Optionee as to Options already granted, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and an authorized delegate of the Board. Notwithstanding the immediately preceding sentence, this Plan may be unilaterally amended, altered, suspended or terminated by the Board to the extent necessary to comply with Applicable Laws. Termination of this Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under this Plan prior to the date of such termination.

(d)    Code Section 409A. To the extent that the Board determines that any Option granted under this Plan is subject to Code Section 409A, the corresponding Option Award Agreement evidencing such Option shall incorporate the terms and conditions necessary to avoid the tax, interest and penalty consequences described in Code Section 409A. To the extent applicable, this Plan and all Option Award Agreements shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the effective date of this Plan. Notwithstanding any provision of this Plan to the contrary, in the event that following the effective date of this Plan, the Board determines that any Option may be subject to Code Section 409A and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the effective date of this Plan), the Board may unilaterally adopt such amendments to this Plan and the applicable Option Award Agreements or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (1) exempt such Options from Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to each such Option, or (2) comply with the requirements of Code Section 409A and related Department of Treasury guidance.
15.    CONDITIONS UPON ISSUANCE OF SHARES.
(a)    Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares complies with Applicable Laws, subject to the approval of counsel for the Company with respect to such compliance.
(b)    Investment Representations. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
16.    INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
17.    RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.
18.    STOCKHOLDER APPROVAL. This Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date this Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

COMPANY:

Shoulder Innovations, Inc.

By:	/s/ Matthew Ahearn
Name: Matthew Ahearn
Title: President and CEO

Date: February 14, 2017

SHOULDER INNOVATIONS, INC.
STOCK OPTION PLAN
OPTION AWARD AGREEMENT
Unless otherwise defined herein, the terms defined in the Shoulder Innovations, Inc. Stock Option Plan shall have the same defined meanings for purposes of this Option Award Agreement (this “Option Award Agreement”).
I.    NOTICE OF STOCK OPTION GRANT
The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Award Agreement, as follows:

Optionee:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price (Per Share):
Total Exercise Price:
Expiration Date:
Type of Grant:    ☐    Incentive Stock Option [____________ Shares]
☐    Nonstatutory Stock Option [__________ Shares]
Exercise Schedule:    Same as Vesting Schedule
Vesting Schedule:    Incentive Stock Options:
(a)    [_____] Option Shares shall be vested as of the earlier of the one-year anniversary of the Grant Date and the one-year anniversary of Participant’s employment commencement date with the Company as an Employee; and
(b)    [_____] additional Option Shares shall be vested as of each monthly anniversary of the date Option Shares are vested pursuant to (a) above for a period of thirty-six months.
Nonstatutory Stock Options:
(x)    [_____] Option Shares shall be vested as of the earlier of the one-year anniversary of the Grant Date and the one-year anniversary of Participant’s employment commencement date with the Company as an Employee (or, the date the service provider commenced his or her service provider relationship with the Company); and
(y)    [_____] additional Option Shares shall be vested as of each monthly anniversary of the date Option Shares are vested pursuant to (x) above for a period of thirty-six months.
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Payment:    By one or a combination of the following methods of payment (described in Section 5 of this Option Award Agreement):
•    Cash or check;
•    Bank draft or money order payable to the Company; or
•    Cashless exercise.
Termination Period:    This Option shall be exercisable in accordance with Section 10 of the Plan.
II.    AGREEMENT
1.    GRANT OF OPTION.
The Administrator hereby grants to the Optionee, an option (this “Option”) to purchase the number of Shares, at the exercise price per Share, set forth in this Option Award Agreement, subject to the terms and conditions of the Plan, which are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Option Award Agreement, the terms and conditions of the Plan shall prevail.
2.    EXERCISE OF OPTION.
(a)    Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule and the applicable provisions of the Plan and this Option Award Agreement.
(b)    Method of Exercise.
(i)    This Option shall be exercisable by delivery of an Exercise Notice (see Exhibit A), which shall state the election to exercise this Option, the number of Shares with respect to which this Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares.
(ii)    No Shares shall be issued pursuant to the exercise of this Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to Optionee on the date on which this Option is exercised with respect to such Shares.
3.    OPTIONEE’S REPRESENTATIONS. In the event the Shares have not been registered under the Securities Act at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement (see Exhibit B) in the manner required by the Administrator.
4.    LOCK-UP PERIOD.
(a)    Optionee hereby agrees that Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any
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option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act.
(b)    Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Optionee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period. Optionee agrees that any transferee of this Option or shares acquired pursuant to this Option shall be bound by this Section.
5.    METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall consist of any of the following, or a combination thereof:
(a)    cash or check; or
(b)    bank draft or money order payable to the Company; or
(c)    consideration received by the Company under a formal cashless exercise program acceptable to the Company.
6.    RESTRICTIONS ON EXERCISE. This Option may not be exercised (a) until such time as the Plan has been approved by the stockholders of the Company, or (b) if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.
7.    NON-TRANSFERABILITY OF OPTION. Except as provided in the Plan, Options may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Award Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.
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8.    TERM OF OPTION. This Option may be exercised only within the term set out in this Option Award Agreement, and may be exercised during such term only in accordance with the Plan and this Option Award Agreement.
9.    TAX OBLIGATIONS.
(a)    Withholding Taxes. Optionee agrees to make appropriate arrangements with the Company for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.
(b)    Notice of Disqualifying Disposition of ISO Shares. If Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option provisions of this Option Award Agreement on or before the later of (1) the date two (2) years after the Date of Grant, or (2) the date one (1) year after the date of exercise, Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee.
10.    ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. This Option is governed by the internal substantive laws but not the choice of law rules of Michigan.
11.    NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE (OR SERVICE PROVIDER) AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE (OR SERVICE PROVIDER) FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS AN EMPLOYEE (OR SERVICE PROVIDER) AT ANY TIME, WITH OR WITHOUT CAUSE.
12.    ACKNOWLEDGEMENTS.
(a)    Optionee acknowledges receipt of a copy of the Plan and represents that he, she or it is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option
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Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Award Agreement and fully understands all provisions of this Option Award Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option Award Agreement.
(b)    Notwithstanding the Board’s good faith determination of the Fair Market Value of the Common Stock of the Company, the taxing authorities may assert that the Fair Market Value of the Shares on the date of award was greater than the exercise price per Share.
(c)    Optionee acknowledges that under Code Section 409A, if the exercise price per Share of this Option is less than the Fair Market Value of the Common Stock of the Company on the date of this Option, this Option may be treated as a form of deferred compensation and Optionee may be subject to an additional 20% tax, plus interest and possible penalties. Optionee is encouraged to consult a tax advisor regarding the potential impact of Code Section 409A.
(d)    Optionee acknowledges that the Administrator, in the exercise of its sole discretion and without Optionee’s consent, may amend or modify this Option Award Agreement in any manner and delay the payment of any amounts payable pursuant to this Option Award Agreement to the minimum extent necessary to meet the requirements of Code Section 409A as amplified by any Internal Revenue Service or U.S. Treasury Department regulations or guidance as the Company deems appropriate or advisable.

OPTIONEE:	COMPANY:

Shoulder Innovations, Inc.

By:

Name:

Date:	Title:

Date:
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EXHIBIT A
SHOULDER INNOVATIONS, INC. STOCK OPTION PLAN
EXERCISE NOTICE
Shoulder Innovations, Inc.
Attention: President
13827 Port Sheldon Street
Holland, MI 49424
1.    EXERCISE OF OPTION. Effective as of today, ___________, the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase ___________ shares of the Common Stock (the “Shares”) of SHOULDER INNOVATIONS, INC., a Delaware corporation (the “Company”) under and pursuant to the Shoulder Innovations, Inc. Stock Option Plan (the “Plan”) and the Option Award Agreement dated ______________ (the “Option Award Agreement”).
2.    DELIVERY OF PAYMENT. Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Award Agreement, and any and all withholding taxes due in connection with the exercise of the Option.
3.    REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Award Agreement and agrees to abide by and be bound by their terms and conditions.
4.    RIGHTS AS STOCKHOLDER. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Award Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.
5.    COMPANY’S RIGHT OF FIRST REFUSAL. Before any Shares held by Optionee or any transferee (being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).
(a)    Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder
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proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).
(b)    Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.
(c)    Purchase Price. The purchase price (the “Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.
(d)    Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.
(e)    Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that (i) such sale or other transfer is consummated within 120 days after the date of the Notice, (ii) any such sale or other transfer is effected in accordance with any applicable securities laws, (iii) the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee, and (iv) the Proposed Transferee agrees in writing to be bound by all of the terms and provisions of the Voting Agreement (as defined below) so that such Voting Agreement continues to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
(f)    Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during Optionee’s lifetime or on Optionee’s death by will or intestacy to Optionee’s immediate family or a trust for the benefit of Optionee’s immediate family shall be exempt from the provisions of this Section. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section, and such transfer shall be conditioned upon the transferee or other recipient agreeing in writing to be bound by all of the terms and provisions of the Voting Agreement so that such Voting Agreement continues to apply to the Shares in the hands of such transferee or other recipient.
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(g)    Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.
6.    TAX CONSULTATION. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.
7.    RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
(a)    Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.
(b)    Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate
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“stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)    Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
8.    VOTING AGREEMENT. The Company and its stockholders are parties to a Voting Agreement dated February 14, 2017 (as amended and with regard to any successor agreement, as determined by the Company, the “Voting Agreement”). Optionee represents, warrants and covenants to the Company that Optionee has received a copy of the Voting Agreement from the Company prior to Optionee’s execution of this Exercise Notice and that Optionee read and understood the provisions of the Voting Agreement. Optionee hereby adheres to the Voting Agreement and agrees to be bound by all of the terms and provisions of the Voting Agreement as a “Stockholder” of the Voting Agreement. Optionee consents and agrees that this Exercise Notice containing Optionee’s signature below shall serve as Optionee’s signature on the Voting Agreement. Optionee acknowledges and agrees that the Shares are subject to the terms and conditions of the Voting Agreement.
9.    SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.
10.    INTERPRETATION. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.
11.    GOVERNING LAW; SEVERABILITY. This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of Michigan. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice will continue in full force and effect.
12.    ENTIRE AGREEMENT. The Plan and Option Award Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Award Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the
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subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted By:	Accepted By:

OPTIONEE:	THE COMPANY:

Shoulder Innovations, Inc.

By:

Name:

Date:	Title:

Resident Address:	Date:

5

EXHIBIT B
INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:	«NAME»

COMPANY:	Shoulder Innovations, Inc.

SECURITY:	COMMON STOCK

AMOUNT:

DATE:
In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:
(a)    Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
(b)    Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with any legend required under applicable state securities laws.
(c)    Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will
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be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.
(d)    In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.
(e)    Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee

OPTIONEE:

Date:
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